Exhibit 10.1
AMENDMENT NO. 1 TO
THIRD AMENDED AND RESTATED CREDIT AGREEMENT

This AMENDMENT NO. 1 TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (“Amendment”) entered into on November 12, 2014 (the “Amendment Effective Date”) is by and among Clayton Williams Energy, Inc., a Delaware corporation (the “Borrower”), the subsidiaries of the Borrower party hereto (together with the Borrower, the “Guarantors”), the Lenders party hereto (as defined below), and JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and as issuing bank (in such capacity, the “Issuing Bank”).
RECITALS

A.The Borrower is party to that certain Third Amended and Restated Credit Agreement dated as of April 23, 2014 among the Borrower, the financial institutions party thereto from time to time, as lenders (the “Lenders”), the Administrative Agent and the Issuing Bank (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).

B.Subject to the terms and conditions set forth herein, the parties hereto wish to amend the Credit Agreement as provided herein.

NOW THEREFORE, in consideration of the premises and the mutual covenants, representations and warranties contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
Section 1.Defined Terms. As used in this Amendment, each of the terms defined in the opening paragraph and the Recitals above shall have the meanings assigned to such terms therein. Each term defined in the Credit Agreement and used herein without definition shall have the meaning assigned to such term in the Credit Agreement, unless expressly provided to the contrary.

Section 2.Other Definitional Provisions. Article, Section, Schedule, and Exhibit references are to Articles and Sections of and Schedules and Exhibits to this Amendment, unless otherwise specified. The words “hereof”, “herein”, and “hereunder” and words of similar import when used in this Amendment shall refer to this Amendment as a whole and not to any particular provision of this Amendment. The term “including” means “including, without limitation,”. Paragraph headings have been inserted in this Amendment as a matter of convenience for reference only and it is agreed that such paragraph headings are not a part of this Amendment and shall not be used in the interpretation of any provision of this Amendment.

Section 3.Increase of Borrowing Base. Effective as of the Amendment Effective Date, the Borrowing Base is hereby increased from $415,000,000 to $600,000,000. Once effective, the new Borrowing Base amount shall remain in effect at that level until the Borrowing Base is redetermined or reduced in accordance with the Credit Agreement. For the avoidance of

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doubt, the increase in the Borrowing Base pursuant to this Section 3 is the Scheduled Redetermination scheduled to be made on or about November 1, 2014.

Section 4.Increase of Aggregate Commitment. Effective as of the Amendment Effective Date, the Aggregate Commitment is hereby increased from $415,000,000 to $500,000,000. Upon the effectiveness of this Amendment pursuant to Section 8 below, each Lender’s Commitment shall be the Commitment set forth on Schedule 2.01 attached hereto. The Unused Commitment Fees provided for in Section 2.12(a) of the Credit Agreement shall hereafter be computed on the basis of the Commitments as so increased. For the avoidance of doubt, the increase in the Aggregate Commitment pursuant to this Section 4 is not being made pursuant to Section 2.03 of the Credit Agreement.

Section 5.Reallocation of Commitments and Loans. The Lenders have agreed among themselves to reallocate their respective Commitments as contemplated by this Amendment. On the Amendment Effective Date and after giving effect to such reallocation and the increase of the Aggregate Commitment contemplated by Section 4, the Commitment and Applicable Percentage of each Lender shall be as set forth on Schedule 2.01 attached hereto and each Lender shall own its Applicable Percentage of the outstanding Loans. The reallocation and adjustment to the Commitments of each Lender as contemplated by this Section 5 shall be deemed to have been consummated pursuant to the terms of the Assignment and Assumption attached as Exhibit A to the Credit Agreement as if each of the Lenders had executed an Assignment and Assumption with respect to such reallocation and adjustment. The Borrower and the Administrative Agent hereby consent to such reallocation and adjustment of the Commitments. The Administrative Agent hereby waives the $3,500 processing and recordation fee set forth in Section 11.04(b)(ii)(C) of the Credit Agreement with respect to the assignments and reallocations of the Commitments contemplated by this Section 5. To the extent requested by any Lender, and in accordance with Section 2.16 of the Credit Agreement, the Borrower shall pay to such Lender, within the time period prescribed by Section 2.16 of the Credit Agreement, any amounts required to be paid by the Borrower under Section 2.16 of the Credit Agreement in the event the payment of any principal of any Eurodollar Loan or the conversion of any Eurodollar Loan other than on the last day of an Interest Period applicable thereto is required in connection with the reallocation contemplated by this Section 5.

Section 6.Amendments to Credit Agreement.

(a)Section 1.01 of the Credit Agreement is hereby amended by amending and restating the following defined term in its entirety as follows:

“Aggregate Commitment” means, at any time, the sum of the Commitments of all the Lenders at such time, as such amount may be reduced or increased from time to time pursuant to Section 2.02 and Section 2.03; provided that such amount shall not at any time exceed the lesser of (a) the Borrowing Base then in effect and (b) the Maximum Facility Amount. As of the First Amendment Effective Date, the Aggregate Commitment is $500,000,000.

(b)Section 1.01 of the Credit Agreement is hereby amended by inserting the following new defined term in its appropriate alphabetical order:

“First Amendment Effective Date” means November 12, 2014.
(c)Schedule 2.01 to the Credit Agreement (Applicable Percentages and Commitments) is hereby amended and restated in its entirety in the form attached hereto as Schedule 2.01.

Section 7.Representations and Warranties. The Borrower and each Guarantor hereby represents and warrants that: (a) after giving effect to this Amendment, the representations and warranties contained in the Credit Agreement, as amended hereby, and the representations and warranties contained in the other Loan Documents are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representation or warranty that already is qualified or modified by materiality in the text thereof) on and as of the date hereof as if made on as and as of such date except to the extent that any such representation or warranty expressly relates solely to an earlier date, in which case such representation or warranty is true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representation or warranty that already is qualified or modified by materiality in the text thereof) as of such earlier date; (b) after giving effect to this Amendment, no Default has occurred and is continuing; (c) the execution, delivery and performance of this Amendment are within the limited liability company, limited partnership, or corporate power and authority of the Borrower and each Guarantor and have been duly authorized by appropriate limited liability company, limited partnership or corporate action and proceedings; (d) this Amendment constitutes the legal, valid, and binding obligation of the Borrower and each Guarantor enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the rights of creditors generally and general principles of equity; (e) there are no governmental or other third party consents, licenses and approvals required in connection with the execution, delivery, performance, validity and enforceability of this Amendment; and (f) the Liens under the Security Instruments are valid and subsisting and secure the Obligations, as amended hereby.

Section 8.Conditions to Effectiveness. This Amendment shall become effective as of the Amendment Effective Date and enforceable against the parties hereto upon the occurrence of the following conditions precedent:

(a)The Administrative Agent shall have received multiple original counterparts, as requested by the Administrative Agent, of this Amendment, duly and validly executed and delivered by duly authorized officers of the Borrower, the Guarantors, the Administrative Agent, and each Lender.

(b)The Administrative Agent, for the ratable benefit of the Lenders, shall have received upfront fees in an amount agreed to between the Administrative Agent and the Borrower and, to the extent invoiced, reimbursement or payment of all out of pocket expenses required to be reimbursed or paid by the Borrower under the Loan Documents, including all reasonable fees, expenses and disbursements of counsel for the Administrative Agent.

(c)The Administrative Agent shall have received such other instruments and documents incidental and appropriate to the transactions provided for herein as the Administrative Agent or its special counsel may reasonably request prior to the Amendment Effective Date, and all such documents shall be in form and substance satisfactory to the Administrative Agent.

(d)The representations and warranties in this Amendment shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) as of the date hereof except to the extent that any such representation or warranty expressly relates solely to an earlier date, in which case it shall have been true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) as of such earlier date, and no Default shall have occurred and be continuing.

Section 9.Acknowledgments and Agreements.

(a)The Borrower acknowledges that on the date hereof all outstanding Obligations are payable in accordance with their terms and the Borrower waives any defense, offset, counterclaim or recoupment with respect thereto.

(b)The Administrative Agent, the Issuing Bank, and the Lenders hereby expressly reserve all of their rights, remedies, and claims under the Loan Documents, as amended hereby. Except as expressly set forth herein, this Amendment shall not constitute a waiver or relinquishment of (i) any Default or Event of Default under any of the Loan Documents, as amended hereby, (ii) any of the agreements, terms or conditions contained in any of the Loan Documents, as amended hereby, (iii) any rights or remedies of the Administrative Agent, the Issuing Bank, or any Lender with respect to the Loan Documents, as amended hereby, or (iv) the rights of the Administrative Agent, the Issuing Bank, or any Lender to collect the full amounts owing to them under the Loan Documents, as amended hereby.

(c)The Borrower, each Guarantor, Administrative Agent, the Issuing Bank and each Lender do hereby adopt, ratify, and confirm the Credit Agreement, as amended hereby, and acknowledge and agree that the Credit Agreement, as amended hereby, is and remains in full force and effect, and the Borrower and each Guarantor acknowledge and agree that their respective liabilities and obligations under the Credit Agreement, as amended hereby, and the other Loan Documents, are not impaired in any respect by this Amendment.

(d)From and after the date hereof, all references to the Credit Agreement and the Loan Documents shall mean such Credit Agreement and such Loan Documents as amended by this Amendment and the other documents executed pursuant hereto. This Amendment is a Loan Document for the purposes of the provisions of the other Loan Documents. Without limiting the foregoing, any breach of representations, warranties, and covenants under this Amendment shall be a Default or Event of Default, as applicable, under the Credit Agreement.

(e)From and after the Amendment Effective Date, the Borrower shall indemnify the Administrative Agent, and hold it harmless from, any and all losses, claims, damages, liabilities and related expenses, including Taxes and the fees, charges and disbursements of any counsel for any of the foregoing, arising in connection with the Administrative Agent’s treating, for purposes of determining withholding Taxes imposed under FATCA, the Credit Agreement as qualifying as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i).

Section 10.Reaffirmation of the Guaranty. Each Guarantor hereby ratifies, confirms, acknowledges and agrees that its obligations under Article VIII of the Credit Agreement are in full force and effect and that such Guarantor continues to unconditionally and irrevocably guarantee the full and punctual payment, when due, whether at stated maturity or earlier by acceleration or otherwise, all of the Guaranteed Liabilities, as such Guaranteed Liabilities may have been amended by this Amendment, and its execution and delivery of this Amendment does not indicate or establish an approval or consent requirement by such Guarantor under the Credit Agreement in connection with the execution and delivery of amendments, consents or waivers to the Credit Agreement or any of the other Loan Documents.

Section 11.Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original and all of which, taken together, constitute a single instrument. This Amendment may be executed by facsimile or other electronic signature and all such signatures shall be effective as originals.

Section 12.Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted pursuant to the Credit Agreement.

Section 13.Invalidity. In the event that any one or more of the provisions contained in this Amendment shall for any reason be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Amendment.

Section 14.Governing Law. This Amendment shall be construed in accordance with and governed by the law of the State of New York.

Section 15.Entire Agreement. THIS AMENDMENT, THE CREDIT AGREEMENT, AS AMENDED HEREBY, AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED CONSTITUTE THE ENTIRE UNDERSTANDING AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF AND SUPERSEDE ANY PRIOR AGREEMENTS, WRITTEN OR ORAL, WITH RESPECT THERETO.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.
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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.
BORROWER:                CLAYTON WILLIAMS ENERGY, INC.

By: /s/ Michael L. Pollard
Michael L. Pollard, Senior Vice President

GUARANTORS:	SOUTHWEST ROYALTIES, INC.
WARRIOR GAS CO.
CWEI ACQUISITIONS, INC.
ROMERE PASS ACQUISITION L.L.C.
CWEI ROMERE PASS ACQUISITION CORP.
BLUE HEEL COMPANY
TEX-HAL PARTNERS, INC.
DESTA DRILLING GP, LLC
WEST COAST ENERGY PROPERTIES GP, LLC
CLAJON INDUSTRIAL GAS, INC.
CLAYTON WILLIAMS PIPELINE CORPORATION

By: /s/ Michael L. Pollard
Michael L. Pollard, Senior Vice President
of each of the Guarantors listed above

DESTA DRILLING, L.P.

By:    Desta Drilling GP, LLC, its general partner

By: /s/ Michael L. Pollard
Michael L. Pollard, Senior Vice President

SWR VPP, LLC

By:    Southwest Royalties, Inc., its sole member

By: /s/ Michael L. Pollard
Michael L. Pollard, Senior Vice President

Signature Page to
Amendment No. 1 to Third Amended and Restated Credit Agreement
(Clayton Williams Energy, Inc.)

ADMINISTRATIVE AGENT/

ISSUING BANK/LENDER:	JPMORGAN CHASE BANK, N.A.,
as Administrative Agent, Issuing Bank and a Lender

By: /s/ Anson D. Williams
Name: Anson D. Williams
Title: Authorized Agent

Signature Page to
Amendment No. 1 to Third Amended and Restated Credit Agreement
(Clayton Williams Energy, Inc.)

LENDER:	WELLS FARGO BANK, N.A.

By: /s/ Edward Pak
Name: Edward Pak
Title: Director

Signature Page to
Amendment No. 1 to Third Amended and Restated Credit Agreement
(Clayton Williams Energy, Inc.)

LENDER:	MUFG UNION BANK, N.A. (f/k/a UNION BANK, N.A.)

By: /s/ Rachel Bowman
Name: Rachel Bowman
Title: Vice President

Signature Page to
Amendment No. 1 to Third Amended and Restated Credit Agreement
(Clayton Williams Energy, Inc.)

LENDER:	COMPASS BANK

By: /s/ Kathleen J. Bowmen
Name: Kathleen J. Bowen
Title: Senior Vice President

Signature Page to
Amendment No. 1 to Third Amended and Restated Credit Agreement
(Clayton Williams Energy, Inc.)

LENDER:	FROST BANK

By: /s/ Alex Zemkoski
Name: Alex Zemkoski
Title: Senior Vice President

Signature Page to
Amendment No. 1 to Third Amended and Restated Credit Agreement
(Clayton Williams Energy, Inc.)

LENDER:	THE ROYAL BANK OF SCOTLAND PLC

By: /s/ James L. Moyes
Name: James L. Moyes
Title: Managing Director

Signature Page to
Amendment No. 1 to Third Amended and Restated Credit Agreement
(Clayton Williams Energy, Inc.)

LENDER:	KEYBANK NATIONAL ASSOCIATION

By: /s/ John Dravenstott
Name: John Dravenstott
Title: Vice President

Signature Page to
Amendment No. 1 to Third Amended and Restated Credit Agreement
(Clayton Williams Energy, Inc.)

LENDER:	NATIXIS, NEW YORK BRANCH

By: /s/ Justin Bellamy
Name: Justin Bellamy
Title: Director

By: /s/ Stuart Murray
Name: Stuart Murray
Title: Managing Director

Signature Page to
Amendment No. 1 to Third Amended and Restated Credit Agreement
(Clayton Williams Energy, Inc.)

LENDER:	UBS AG, STAMFORD BRANCH

By: /s/ Lana Gifas
Name: Lana Gifas
Title: Director

By: /s/ Jennifer Anderson
Name: Jennifer Anderson
Title: Associate Director

Signature Page to
Amendment No. 1 to Third Amended and Restated Credit Agreement
(Clayton Williams Energy, Inc.)

LENDER:	FIFTH THIRD BANK

By: /s/ Richard Butler
Name: Richard Butler
Title: Senior Vice President

Signature Page to
Amendment No. 1 to Third Amended and Restated Credit Agreement
(Clayton Williams Energy, Inc.)

LENDER:	U.S. BANK NATIONAL ASSOCIATION

By: /s/ Tara McLean
Name: Tara McLean
Title: Vice President

Signature Page to
Amendment No. 1 to Third Amended and Restated Credit Agreement
(Clayton Williams Energy, Inc.)

LENDER:	WHITNEY BANK

By: /s/ Parker U. Mears
Name: Parker U. Mears
Title: Vice President

Signature Page to
Amendment No. 1 to Third Amended and Restated Credit Agreement
(Clayton Williams Energy, Inc.)

LENDER:	BANK OF AMERICA, N.A.

By: /s/ Joseph Scott
Name: Joseph Scott
Title: Director

Signature Page to
Amendment No. 1 to Third Amended and Restated Credit Agreement
(Clayton Williams Energy, Inc.)

LENDER:	BRANCH BANKING AND TRUST COMPANY

By: /s/ Parul June
Name: Parul June
Title: Vice President

Signature Page to
Amendment No. 1 to Third Amended and Restated Credit Agreement
(Clayton Williams Energy, Inc.)

LENDER:	CAPITAL ONE, NATIONAL ASSOCIATION

By: /s/ David Morris
Name: David Morris
Title: Senior Vice President

Signature Page to
Amendment No. 1 to Third Amended and Restated Credit Agreement
(Clayton Williams Energy, Inc.)

LENDER:	PNC BANK, NATIONAL ASSOCIATION

By: /s/ Jonathan Luchansky
Name: Jonathan Luchansky
Title: Assistant Vice President

Signature Page to
Amendment No. 1 to Third Amended and Restated Credit Agreement
(Clayton Williams Energy, Inc.)

SCHEDULE 2.01

APPLICABLE PERCENTAGES AND COMMITMENTS

Lender	Title	Applicable Percentage	Commitment as of the First Amendment Effective Date
JPMorgan Chase Bank, N.A.	Administrative Agent	16.686746988%	$83,433,734.94
Wells Fargo Bank, N.A.	Syndication Agent	9.337349398%	$46,686,746.98
Union Bank, N.A.	Documentation Agent	9.337349398%	$46,686,746.98
Compass Bank		6.024096386%	$30,120,481.93
Frost Bank		6.024096386%	$30,120,481.93
The Royal Bank of Scotland plc		6.024096386%	$30,120,481.93
KeyBank National Association		6.024096386%	$30,120,481.93
Natixis, New York Branch		6.024096386%	$30,120,481.93
UBS AG, Stamford Branch		5.000000000%	$25,000,000.00
Fifth Third Bank		4.216867470%	$21,084,337.35
U.S. Bank National Association		4.216867470%	$21,084,337.35
Whitney Bank		4.216867470%	$21,084,337.35
Bank of America, N.A.		4.216867470%	$21,084,337.35
Branch Banking and Trust Company		4.216867470%	$21,084,337.35
Capital One, National Association		4.216867470%	$21,084,337.35
PNC Bank, National Association		4.216867470%	$21,084,337.35
TOTAL:		100.000000000%	$500,000,000.00